BreitBurn Energy Partners L.P.

Summary of Commodity Price Protection Portfolio

As of June 29, 2009

Commodity Price Protection – Oil


12,000
10,000
8,000
6,000
4,000
2,000
0
Hedging Volumes (bbls/d)
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Average Hedge Price ($/bbl)
$72.80
$81.48
$77.60
$88.35
$75.91
7,206
6,580
5,603
5,016
2,500
3,266
2,847
500
594
2,808
1,993
500
1,279
2,116
1,439
2,048
2,539
2,477
2,500
2009
2010
2011
2012
2013
Collars
Floors
Swaps (incl. Florida)
Participatory
Avg. Hedge Price ($/bbl)

91% of 2009 oil production hedged; upside participation in ~40% of 2009 oil production

Commodity Price Protection - Gas



70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
Hedging Volumes (mmbtu/d)
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
Average Hedge Price ($/mmbtu)
$8.17
$8.26
$7.92
$8.05
$7.50
47,542
47,275
41,971
38,257
3,000
45,802
43,870
25,955
19,129
1,740
3,405
16,016
19,129
3,000
2009
2010
2011
2012
2013
Collars
Swaps
Avg. Hedge Price ($/mmbtu)

85% of 2009 gas production hedged; upside participation in ~15% of 2009 gas production